497(e)
                                                                       333-60730

AXA Equitable Life Insurance Company

SUPPLEMENT DATED JULY 20, 2009 TO THE JUNE 8, 2009 PROSPECTUS FOR
ACCUMULATOR(R) ELITE(SM)
--------------------------------------------------------------------------------

This Supplement updates certain information in the June 8, 2009 prospectus and statement of additional information, as previously supplemented (collectively, the "Prospectus"). You should read this Supplement in conjunction with the Prospectus and retain it for future reference. Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this Supplement have the same meaning as in the Prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service group referenced in the Prospectus.

The purpose of this Supplement is to provide you with information regarding certain changes to the Accumulator(R) Elite(SM) Prospectus.

You may be receiving this Supplement as an in-force contract owner who had previously purchased a contract with a 4% or 4.5% roll-up rate and with Roll-Up benefit base resets available starting with your second contract date anniversary. All changes mentioned in this Supplement are applicable to your contract retroactive to the contract issue date. Your contract will have a 5% roll-up rate, 5% Roll-Up to age 80 benefit base and Roll-Up benefit base resets available starting with your first contract date anniversary.

Please note the following changes, which are applicable throughout the
Prospectus:

o The 4% roll-up rate and 4% Roll-Up to age 80 benefit base (Used for the "Greater of" GMDB I enhanced death benefit, "Greater of" GMDB II enhanced death benefit, GMIB I -- Asset Allocation and GMIB II -- Custom Selection) are not available under your contract. The only roll-up rate available under your contract is the 5% roll-up rate. Accordingly, all references to the 4% roll-up rate and 4% Roll-Up to age 80 benefit base are deleted from the Prospectus and replaced with the 5% roll-up rate and 5% Roll-Up to age 80 benefit base.

o You are eligible to reset the Roll-Up benefit base beginning with your first contract date anniversary. Accordingly, all references to Roll-Up benefit base resets being available on contract date anniversaries starting with your second contract date anniversary are deleted from the Prospectus and replaced with Roll-Up benefit base resets being available on contract date anniversaries starting with your first contract date anniversary.


1. The following information replaces the information shown under "Example" in "Fee table".

This example is intended to help you compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include contract owner transaction expenses, contract fees, separate account annual expenses, and underlying trust fees and expenses (including the underlying portfolio fees and expenses).

The example below shows the expenses that a hypothetical contract owner (who has elected the enhanced death benefit that provides for the "Greater of" GMDB II and the Earnings enhancement benefit with the Guaranteed minimum income benefit II -- Custom Selection) would pay in the situations illustrated. The example uses an average annual administrative charge based on the charges paid in 2008, which results in an estimated administrative charge of 0.006% of contract value.

The guaranteed interest option and the account for special dollar cost averaging are not covered by the example. However, the annual administrative charge, the withdrawal charge, the charge for any optional benefits and the charge if you elect a Variable Immediate Annuity payout option do apply to the guaranteed interest option and the account for special dollar cost averaging.

The example assumes that you invest $10,000 in the contract for the time periods indicated, and that your investment has a 5% return each year. Other than the administrative charge (which is described immediately above), the example also assumes maximum contract charges and total annual expenses of the Portfolios (before expense limitations) as set forth in the previous charts. This example should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the example is not an estimate or guarantee of future investment performance. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:



-------------------------------------------------------------------------------------------------------------------------------
                                          If you surrender your contract at the        If you annuitize at the end of the
                                            end of the applicable time period                applicable time period
-------------------------------------------------------------------------------------------------------------------------------
 Portfolio Name                          1 year    3 years    5 years    10 years    1 year    3 years    5 years    10 years
-------------------------------------------------------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
-------------------------------------------------------------------------------------------------------------------------------
  Multimanager Aggressive Equity        $1,326     $2,206     $2,727      $5,714     N/A       $2,206     $2,727      $5,714
  Multimanager Core Bond                $1,321     $2,194     $2,707      $5,680     N/A       $2,194     $2,707      $5,680
  Multimanager International Equity     $1,355     $2,291     $2,862      $5,954     N/A       $2,291     $2,862      $5,954
  Multimanager Large Cap Core Equity    $1,341     $2,252     $2,800      $5,843     N/A       $2,252     $2,800      $5,843
-------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------
                                         If you do not surrender your contract
                                           at the end of the applicable time
                                                         period
----------------------------------------------------------------------------------
 Portfolio Name                         1 year    3 years    5 years    10 years
----------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
----------------------------------------------------------------------------------
  Multimanager Aggressive Equity          $526     $1,606     $2,727     $5,714
  Multimanager Core Bond                  $521     $1,594     $2,707     $5,680
  Multimanager International Equity       $555     $1,691     $2,862     $5,954
  Multimanager Large Cap Core Equity      $541     $1,652     $2,800     $5,843

----------------------------------------------------------------------------------

IM-09-67 (7/09)                                                  142537 (7/09)
9.0 Series NB/IF (SAR)                                                  x02766

------------------------------------------------------------------------------------------------------------------------------------
                                             If you surrender your contract at the        If you annuitize at the end of the
                                               end of the applicable time period                applicable time period
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio Name                             1 year    3 years    5 years    10 years    1 year    3 years    5 years    10 years
------------------------------------------------------------------------------------------------------------------------------------
 AXA PREMIER VIP TRUST:
------------------------------------------------------------------------------------------------------------------------------------
  Multimanager Large Cap Growth            $1,351     $2,279     $2,843      $5,920     N/A       $2,279     $2,843      $5,920
  Multimanager Large Cap Value             $1,343     $2,258     $2,809      $5,861     N/A       $2,258     $2,809      $5,861
  Multimanager Mid Cap Growth              $1,352     $2,282     $2,848      $5,928     N/A       $2,282     $2,848      $5,928
  Multimanager Mid Cap Value               $1,351     $2,279     $2,843      $5,920     N/A       $2,279     $2,843      $5,920
  Multimanager Small Cap Growth            $1,361     $2,309     $2,891      $6,004     N/A       $2,309     $2,891      $6,004
  Multimanager Small Cap Value             $1,356     $2,294     $2,867      $5,962     N/A       $2,294     $2,867      $5,962
  Multimanager Technology                  $1,371     $2,336     $2,934      $6,079     N/A       $2,336     $2,934      $6,079
------------------------------------------------------------------------------------------------------------------------------------
  EQ ADVISORS TRUST:
------------------------------------------------------------------------------------------------------------------------------------
  AXA Balanced Strategy                    $1,349     $2,273     $2,833      $5,903     N/A       $2,273     $2,833      $5,903
  AXA Conservative Growth Strategy         $1,347     $2,267     $2,824      $5,886     N/A       $2,267     $2,824      $5,886
  AXA Conservative Strategy                $1,342     $2,255     $2,804      $5,852     N/A       $2,255     $2,804      $5,852
  AXA Growth Strategy                      $1,352     $2,282     $2,848      $5,928     N/A       $2,282     $2,848      $5,928
  AXA Moderate Growth Strategy             $1,350     $2,276     $2,838      $5,911     N/A       $2,276     $2,838      $5,911
  EQ/AllianceBernstein International       $1,341     $2,252     $2,800      $5,843     N/A       $2,252     $2,800      $5,843
  EQ/AllianceBernstein Small Cap Growth    $1,340     $2,249     $2,795      $5,835     N/A       $2,249     $2,795      $5,835
  EQ/AXA Franklin Small Cap Value Core     $1,345     $2,261     $2,814      $5,869     N/A       $2,261     $2,814      $5,869
  EQ/AXA Franklin Templeton Founding
    Strategy Core                          $1,368     $2,327     $2,920      $6,054     N/A       $2,327     $2,920      $6,054
  EQ/AXA Templeton Growth Core             $1,343     $2,258     $2,809      $5,861     N/A       $2,258     $2,809      $5,861
  EQ/BlackRock Basic Value Equity          $1,318     $2,185     $2,693      $5,653     N/A       $2,185     $2,693      $5,653
  EQ/BlackRock International Value         $1,355     $2,291     $2,862      $5,954     N/A       $2,291     $2,862      $5,954
  EQ/Boston Advisors Equity Income         $1,343     $2,258     $2,809      $5,861     N/A       $2,258     $2,809      $5,861
  EQ/Calvert Socially Responsible          $1,340     $2,249     $2,795      $5,835     N/A       $2,249     $2,795      $5,835
  EQ/Capital Guardian Growth               $1,331     $2,221     $2,751      $5,758     N/A       $2,221     $2,751      $5,758
  EQ/Capital Guardian Research             $1,328     $2,212     $2,737      $5,732     N/A       $2,212     $2,737      $5,732
  EQ/Common Stock Index                    $1,295     $2,118     $2,585      $5,459     N/A       $2,118     $2,585      $5,459
  EQ/Core Bond Index                       $1,295     $2,118     $2,585      $5,459     N/A       $2,118     $2,585      $5,459
  EQ/Davis New York Venture                $1,352     $2,282     $2,848      $5,928     N/A       $2,282     $2,848      $5,928
  EQ/Equity 500 Index                      $1,288     $2,096     $2,550      $5,396     N/A       $2,096     $2,550      $5,396
  EQ/Evergreen Omega                       $1,341     $2,252     $2,800      $5,843     N/A       $2,252     $2,800      $5,843
  EQ/Intermediate Government
    Bond Index                             $1,298     $2,127     $2,599      $5,486     N/A       $2,127     $2,599      $5,486
  EQ/International Core PLUS               $1,345     $2,261     $2,814      $5,869     N/A       $2,261     $2,814      $5,869
  EQ/International Growth                  $1,364     $2,318     $2,906      $6,029     N/A       $2,318     $2,906      $6,029
  EQ/JPMorgan Value Opportunities          $1,327     $2,209     $2,732      $5,723     N/A       $2,209     $2,732      $5,723
  EQ/Large Cap Core PLUS                   $1,331     $2,221     $2,751      $5,758     N/A       $2,221     $2,751      $5,758
  EQ/Large Cap Growth Index                $1,297     $2,124     $2,594      $5,477     N/A       $2,124     $2,594      $5,477
  EQ/Large Cap Growth PLUS                 $1,325     $2,203     $2,722      $5,706     N/A       $2,203     $2,722      $5,706
  EQ/Large Cap Value Index                 $1,301     $2,136     $2,614      $5,512     N/A       $2,136     $2,614      $5,512
  EQ/Large Cap Value PLUS                  $1,312     $2,167     $2,663      $5,601     N/A       $2,167     $2,663      $5,601
  EQ/Lord Abbett Growth and Income         $1,336     $2,236     $2,775      $5,801     N/A       $2,236     $2,775      $5,801
  EQ/Lord Abbett Large Cap Core            $1,338     $2,243     $2,785      $5,818     N/A       $2,243     $2,785      $5,818
  EQ/Mid Cap Index                         $1,296     $2,121     $2,589      $5,468     N/A       $2,121     $2,589      $5,468
  EQ/Mid Cap Value PLUS                    $1,331     $2,221     $2,751      $5,758     N/A       $2,221     $2,751      $5,758
  EQ/Money Market                          $1,296     $2,121     $2,589      $5,468     N/A       $2,121     $2,589      $5,468
  EQ/Oppenheimer Global                    $1,391     $2,393     $3,025      $6,234     N/A       $2,393     $3,025      $6,234
  EQ/Quality Bond PLUS                     $1,309     $2,157     $2,649      $5,574     N/A       $2,157     $2,649      $5,574
  EQ/Small Company Index                   $1,294     $2,115     $2,580      $5,450     N/A       $2,115     $2,580      $5,450
  EQ/T. Rowe Price Growth Stock            $1,348     $2,270     $2,829      $5,895     N/A       $2,270     $2,829      $5,895
  EQ/UBS Growth and Income                 $1,346     $2,264     $2,819      $5,878     N/A       $2,264     $2,819      $5,878
  EQ/Van Kampen Comstock                   $1,333     $2,227     $2,761      $5,775     N/A       $2,227     $2,761      $5,775
  EQ/Van Kampen Mid Cap Growth             $1,338     $2,243     $2,785      $5,818     N/A       $2,243     $2,785      $5,818
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------
                                            If you do not surrender your contract
                                              at the end of the applicable time
                                                            period
-------------------------------------------------------------------------------------
 Portfolio Name                             1 year    3 years    5 years    10 years
-------------------------------------------------------------------------------------
  AXA PREMIER VIP TRUST:
-------------------------------------------------------------------------------------
  Multimanager Large Cap Growth              $551     $1,679     $2,843     $5,920
  Multimanager Large Cap Value               $543     $1,658     $2,809     $5,861
  Multimanager Mid Cap Growth                $552     $1,682     $2,848     $5,928
  Multimanager Mid Cap Value                 $551     $1,679     $2,843     $5,920
  Multimanager Small Cap Growth              $561     $1,709     $2,891     $6,004
  Multimanager Small Cap Value               $556     $1,694     $2,867     $5,962
  Multimanager Technology                    $571     $1,736     $2,934     $6,079
-------------------------------------------------------------------------------------
  EQ ADVISORS TRUST:
-------------------------------------------------------------------------------------
  AXA Balanced Strategy                      $549     $1,673     $2,833     $5,903
  AXA Conservative Growth Strategy           $547     $1,667     $2,824     $5,886
  AXA Conservative Strategy                  $542     $1,655     $2,804     $5,852
  AXA Growth Strategy                        $552     $1,682     $2,848     $5,928
  AXA Moderate Growth Strategy               $550     $1,676     $2,838     $5,911
  EQ/AllianceBernstein International         $541     $1,652     $2,800     $5,843
  EQ/AllianceBernstein Small Cap Growth      $540     $1,649     $2,795     $5,835
  EQ/AXA Franklin Small Cap Value Core       $545     $1,661     $2,814     $5,869
  EQ/AXA Franklin Templeton Founding
    Strategy Core                            $568     $1,727     $2,920     $6,054
  EQ/AXA Templeton Growth Core               $543     $1,658     $2,809     $5,861
  EQ/BlackRock Basic Value Equity            $518     $1,585     $2,693     $5,653
  EQ/BlackRock International Value           $555     $1,691     $2,862     $5,954
  EQ/Boston Advisors Equity Income           $543     $1,658     $2,809     $5,861
  EQ/Calvert Socially Responsible            $540     $1,649     $2,795     $5,835
  EQ/Capital Guardian Growth                 $531     $1,621     $2,751     $5,758
  EQ/Capital Guardian Research               $528     $1,612     $2,737     $5,732
  EQ/Common Stock Index                      $495     $1,518     $2,585     $5,459
  EQ/Core Bond Index                         $495     $1,518     $2,585     $5,459
  EQ/Davis New York Venture                  $552     $1,682     $2,848     $5,928
  EQ/Equity 500 Index                        $488     $1,496     $2,550     $5,396
  EQ/Evergreen Omega                         $541     $1,652     $2,800     $5,843
  EQ/Intermediate Government
    Bond Index                               $498     $1,527     $2,599     $5,486
  EQ/International Core PLUS                 $545     $1,661     $2,814     $5,869
  EQ/International Growth                    $564     $1,718     $2,906     $6,029
  EQ/JPMorgan Value Opportunities            $527     $1,609     $2,732     $5,723
  EQ/Large Cap Core PLUS                     $531     $1,621     $2,751     $5,758
  EQ/Large Cap Growth Index                  $497     $1,524     $2,594     $5,477
  EQ/Large Cap Growth PLUS                   $525     $1,603     $2,722     $5,706
  EQ/Large Cap Value Index                   $501     $1,536     $2,614     $5,512
  EQ/Large Cap Value PLUS                    $512     $1,567     $2,663     $5,601
  EQ/Lord Abbett Growth and Income           $536     $1,636     $2,775     $5,801
  EQ/Lord Abbett Large Cap Core              $538     $1,643     $2,785     $5,818
  EQ/Mid Cap Index                           $496     $1,521     $2,589     $5,468
  EQ/Mid Cap Value PLUS                      $531     $1,621     $2,751     $5,758
  EQ/Money Market                            $496     $1,521     $2,589     $5,468
  EQ/Oppenheimer Global                      $591     $1,793     $3,025     $6,234
  EQ/Quality Bond PLUS                       $509     $1,557     $2,649     $5,574
  EQ/Small Company Index                     $494     $1,515     $2,580     $5,450
  EQ/T. Rowe Price Growth Stock              $548     $1,670     $2,829     $5,895
  EQ/UBS Growth and Income                   $546     $1,664     $2,819     $5,878
  EQ/Van Kampen Comstock                     $533     $1,627     $2,761     $5,775
  EQ/Van Kampen Mid Cap Growth               $538     $1,643     $2,785     $5,818
-------------------------------------------------------------------------------------

2. The information in the table and example under the heading "Single life" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" are deleted in their entirety and replaced with the following:

-----------------------------------------------------------------------------------------
          If you have the GMIB I -- Asset Allocation or GMIB II -- Custom Selection
-----------------------------------------------------------------------------------------
                         A                                             B
        Applicable percentage of account value            Applicable percentage of
                                                   Guaranteed minimum income benefit base
-----------------------------------------------------------------------------------------
                        6.0%                                          5.0%
-----------------------------------------------------------------------------------------

For example, if on the Conversion effective date your GMIB I -- Asset Allocation or GMIB II -- Custom Selection benefit base is $115,000, and your account value is $100,000, the Guaranteed annual withdrawal amount would be $6,000. This is because $115,000 (the Guaranteed minimum income benefit base) multiplied by 5.0% (the percentage in Column B) equals only $5,750, while $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals $6,000. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 6.0%.

On the other hand, if on the Conversion effective date your GMIB I -- Asset Allocation or GMIB II -- Custom Selection benefit base is $200,000, and your account value is $100,000, the initial Guaranteed annual withdrawal amount would be $10,000. This is because $100,000 (the account value) multiplied by 6.0% (the percentage in Column A) equals only $6,000, while $200,000 (the Guaranteed minimum income benefit base) multiplied by 5.0% (the percentage in Column B) equals $10,000. Under this example, your initial GWBL benefit base would be $200,000, and your Applicable percentage would be 5.0%.


3. The sixth paragraph under "Single life" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" is deleted in its entirety and replaced with the following:

If the initial GWBL benefit base and Applicable percentage are calculated using your Guaranteed minimum income benefit base on the Conversion effective date (Column B above), and the GWBL benefit base is increased by an Annual Ratchet, then the Applicable percentage will increase from 5.0% to 6.0%.


4. The table and example in the Prospectus under the heading "Joint life/Successor owner" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" is deleted in its entirety and replaced with the following:



---------------------------------------------------------------------------------------------------------------------------
                         If you have the GMIB I -- Asset Allocation or GMIB II -- Custom Selection
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  B
                                                   A                           Applicable percentage of Guaranteed minimum
        Younger spouse's age      Applicable percentage of account value                 income benefit base
---------------------------------------------------------------------------------------------------------------------------

               85+                                 5.5%                                          4.0%

              80-84                                5.0%                                          3.5%

              75-79                                4.5%                                          3.0%

              70-74                                4.0%                                          2.5%
---------------------------------------------------------------------------------------------------------------------------

For example, if on the Conversion effective date your account value is $100,000, your GMIB I -- Asset Allocation or GMIB II -- Custom Selection benefit base is $150,000, and the younger spouse is age 72, the Guaranteed annual withdrawal amount would be $4,000. This is because $100,000 (the account value) multiplied by 4.0% (the percentage in Column A for the younger spouse's age band) equals only $4,000, while $150,000 (the Guaranteed minimum income benefit base) multiplied by 2.5% (the percentage in Column B for the younger spouse's age band) equals $3,750. Under this example, your initial GWBL benefit base would be $100,000, and your Applicable percentage would be 4.0%.


5. The sixth paragraph under "Joint life/Successor owner" under "Guaranteed withdrawal benefit for life ("GWBL")" in "Contract features and benefits" is deleted in its entirety and replaced with the following:

Using the example above, if the account value is $160,000 on the contract date anniversary that the younger spouse is age 77, then the GWBL benefit base would ratchet to $160,000, the applicable percentage would increase to 4.5%, and your Guaranteed annual withdrawal amount would increase to $7,200.

6. The fourth paragraph in the Prospectus under the heading "Effect of Excess withdrawals" under "Guaranteed withdrawal benefit for life" in "Contract features and benefits" is deleted in its entirety and replaced with the following:

For example, assume your GWBL benefit base (based on the Guaranteed minimum income benefit base) is $100,000 and your account value is $80,000 when you decide to begin taking withdrawals at age 86, on a Single life basis. Your Guaranteed annual withdrawal amount is equal to $5,000 (5.0% of $100,000). You take an initial withdrawal of $8,000. You have withdrawn 10% of your Annuity Account Value. As your benefit base is $100,000 before the withdrawal, it would also be reduced by 10% or $10,000 (10% of $100,000) and your new benefit base would be $90,000 ($100,000 minus $10,000). In addition, your Guaranteed annual withdrawal amount is reduced to $4,500 (5.0% of $90,000), instead of the original $4,500. See "How withdrawals affect your GWBL" later in this Prospectus.


7.  The first bullet point in the seventh paragraph under the heading "Appendix
    II: Purchase considerations for QP contracts" is deleted in its entirety and replaced with the following:

o whether required minimum distributions under QP contracts would cause withdrawals in excess of 5% of the Guaranteed minimum income benefit Roll-Up benefit base;


8. The information in the Prospectus under the heading "Appendix III: Enhanced death benefit example" is deleted in its entirety and replaced with the following:

The death benefit under the contracts is equal to the account value or, if greater, the enhanced death benefit, if elected.

The following illustrates the enhanced death benefit calculation. Assuming $100,000 is allocated to the variable investment options (with no allocation to the EQ/Money Market or the guaranteed interest option), no additional contributions, no transfers and no withdrawals, the enhanced death benefit for an owner age 45 would be calculated as follows:



-----------------------------------------------------------------------------------------
   End of
 contract                           5% Roll-Up to age 80      Annual Ratchet to age 80
   year         Account value         benefit base                benefit base
-----------------------------------------------------------------------------------------
     1           $105,000             $  105,000 (3)              $  105,000 (1)
-----------------------------------------------------------------------------------------
     2           $115,500             $  110,250 (3)              $  115,500 (1)
-----------------------------------------------------------------------------------------
     3           $129,360             $  115,763 (3)              $  129,360 (1)
-----------------------------------------------------------------------------------------
     4           $103,488             $  121,551 (3)              $  129,360 (2)
-----------------------------------------------------------------------------------------
     5           $113,837             $  127,628 (3)              $  129,360 (2)
-----------------------------------------------------------------------------------------
     6           $127,497             $  134,010 (4)              $  129,360 (2)
-----------------------------------------------------------------------------------------
     7           $127,497             $  140,710 (4)              $  129,360 (2)
-----------------------------------------------------------------------------------------

The account values for contract years 1 through 7 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00% and 0.00%.
We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


ANNUAL RATCHET TO AGE 80

(1) At the end of contract years 1 through 3, the Annual Ratchet to age 80 enhanced death benefit is equal to the current account value.

(2) At the end of contract years 4 through 7, the death benefit is equal to the Annual Ratchet to age 80 enhanced death benefit at the end of the prior year since it is higher than the current account value.


GREATER OF 5% ROLL-UP TO AGE 80 OR ANNUAL RATCHET TO AGE 80 FOR "GREATER OF" GMDB I OR "GREATER OF" GMDB II ENHANCED DEATH BENEFIT

The enhanced death benefit under this option for each year shown would be the greater of the amounts shown under 5% Roll-Up to age 80 or the Annual Ratchet to age 80.

(3) At the end of contract years 1 through 5, the enhanced death benefit will be based on the Annual Ratchet to age 80.

(4) At the end of contract years 6 and 7, the enhanced death benefit will be based on 5% Roll-Up to age 80.


9. The information under "Appendix IV: Hypothetical illustrations" is deleted in its entirety and replaced with the following:

ILLUSTRATION OF ACCOUNT VALUES, CASH VALUES AND CERTAIN GUARANTEED MINIMUM BENEFITS

The following tables illustrate the changes in account value, cash value and the values of the "Greater of" GMDB II enhanced death benefit, the Earnings enhancement benefit and the GMIB II -- Custom Selection, including the conversion to the Guaranteed withdrawal benefit for life at age 80, under certain hypothetical circumstances for an Accumulator(R) Elite SM contract. The table illustrates the operation of a contract based on a male, issue age 60, who makes a single $100,000 contribution and takes no withdrawals. The amounts shown are for the beginning of each contract year and assume that all of the account value is invested in Portfolios that achieve investment returns at constant gross annual rates of 0% and 6% (i.e., before any investment management fees, 12b-1 fees or other expenses are deducted from the underlying portfolio assets). After the deduction of the arithmetic average of the investment management fees, 12b-1 fees and other expenses of all of the underlying portfolios (as described below), the corresponding net annual rates of return would be (2.74)% and 3.26% for the Accumulator(R) EliteSM contract, at the 0% and 6% gross annual rates, respectively. These net annual rates of return reflect the trust and separate account level charges, but they do not reflect the charges we deduct from your account value annually for the enhanced death benefit, the Earnings enhancement benefit, the GMIB II -- Custom Selection and Guaranteed withdrawal benefit for life features, as well as the annual administrative charge. If the net annual rates of return did reflect these charges, the net annual rates of return shown would be lower; however, the values shown in the following tables reflect the following contract charges: the "Greater of" GMDB II enhanced death benefit charge, the Earnings enhancement benefit charge, the GMIB II -- Custom Selection charge and any applicable administrative charge and withdrawal charge. The values shown under "Lifetime annual guaranteed minimum income benefit" for ages 80 and under reflect the lifetime income that would be guaranteed if the GMIB II -- Custom Selection is selected at that contract date anniversary. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit and/or "Lifetime annual guaranteed minimum income benefit" columns indicates that the contract has terminated due to insufficient account value. However, the GMIB II -- Custom Selection has been automatically exercised, and the owner is receiving lifetime payments.

The values shown under "GWBL Benefit Base" reflect the amount used in calculating the amount payable under the Guaranteed withdrawal benefit for life, and the values shown under "Guaranteed Annual Withdrawal Amount" reflect the amount that an owner would be able to withdraw each year for life based on that benefit base, if the owner began taking withdrawals in that contract year. An "N/A" in these columns indicates that the benefit is not exercisable in that year. A "0" under any of the death benefit, "GWBL benefit" and/or "Guaranteed Annual Withdrawal Amount" columns, for ages 80 and above, indicates that the contract has terminated due to insufficient account value. As the Guaranteed Annual Withdrawal Amount in those years is $0, the owner would receive no further payments.

With respect to fees and expenses deducted from assets of the underlying portfolios, the amounts shown in all tables reflect (1) investment management fees equivalent to an effective annual rate of 0.56% (2) an assumed average asset charge for all other expenses of the underlying portfolios equivalent to an effective annual rate of 0.28% and (3) 12b-1 fees equivalent to an effective annual rate of 0.25%. These rates are the arithmetic average for all Portfolios that are available as investment options. In other words, they are based on the hypothetical assumption that account values are allocated equally among the variable investment options. The actual rates associated with any contract will vary depending upon the actual allocation of account value among the investment options. These rates do not reflect expense limitation arrangements in effect with respect to certain of the underlying portfolios as described in the footnotes to the fee table for the underlying portfolios in "Fee table" earlier in this Prospectus. With these arrangements, the charges shown above would be lower. This would result in higher values than those shown in the following tables.

Because your circumstances will no doubt differ from those in the illustrations that follow, values under your contract will differ, in most cases substantially. Please note that in certain states, we apply annuity purchase factors that are not based on the sex of the annuitant. Upon request, we will furnish you with a personalized illustration.

Variable deferred annuity
Accumulator(R) Elite(SM)
$100,000 Single contribution and no withdrawals
Male, issue age 60
Benefits:
  Greater of 5% Roll-Up to age 80 or Annual Ratchet to age 80 Guaranteed minimum death benefit ("Greater of" GMDB II)
  Earnings enhancement benefit
  Guaranteed minimum income benefit II -- Custom Selection, including the conversion to the Guaranteed withdrawal benefit for life at age 80,

                                                          Greater of 5%
                                                         Roll-Up to age
                                                        80 or the Annual                                Lifetime Annual
                                                         Ratchet to age                        Guaranteed Minimum Income Benefit
                                                          80 Guaranteed                        ----------------------------------
                                                          Minimum Death
                                                             Benefit       Total Death Benefit
                                                         ("Greater of"       with the Earnings     Guaranteed       Hypothetical
                   Account Value        Cash Value          GMDB II)        enhancement benefit      Income            Income
       Contract ------------------- ------------------ ------------------- ------------------- ----------------- ----------------
 Age     Year       0%        6%       0%        6%        0%        6%        0%        6%       0%       6%       0%       6%
----- --------- --------- --------- -------- --------- --------- --------- --------- --------- -------- -------- -------- -------
 60        1     100,000   100,000   92,000    92,000   100,000  100,000    100,000  100,000     N/A      N/A      N/A      N/A
 61        2      94,821   100,800   87,821    93,800   105,000  105,000    107,000  107,000     N/A      N/A      N/A      N/A
 62        3      89,697   101,519   83,697    95,519   110,250  110,250    114,350  114,350     N/A      N/A      N/A      N/A
 63        4      84,621   102,148   79,621    97,148   115,763  115,763    122,068  122,068     N/A      N/A      N/A      N/A
 64        5      79,585   102,680   79,585   102,680   121,551  121,551    130,171  130,171     N/A      N/A      N/A      N/A
 65        6      74,582   103,106   74,582   103,106   127,628  127,628    138,679  138,679     N/A      N/A      N/A      N/A
 66        7      69,606   103,416   69,606   103,416   134,010  134,010    147,613  147,613     N/A      N/A      N/A      N/A
 67        8      64,649   103,602   64,649   103,602   140,710  140,710    156,994  156,994     N/A      N/A      N/A      N/A
 68        9      59,704   103,652   59,704   103,652   147,746  147,746    166,844  166,844     N/A      N/A      N/A      N/A
 69       10      54,763   103,555   54,763   103,555   155,133  155,133    177,186  177,186     N/A      N/A      N/A      N/A
 74       15      29,744   100,447   29,744   100,447   197,993  197,993    237,190  237,190   10,791   10,791   10,791   10,791
 79       20       3,629    91,605    3,629    91,605   252,695  252,695    313,773  313,773   15,667   15,667   15,667   15,667
 80       21           0    88,955        0    88,955         0  265,330          0  331,462   16,875   16,875   16,875   16,875

After conversion of the Guaranteed minimum income benefit to the Guaranteed withdrawal benefit for life at age 80



                                             Greater of 5%
                                             Roll-Up to age
                                               80 or the
                                                 Annual
                                             Ratchet to age  Total Death
                                             80 Guaranteed     Benefit
                                             Minimum Death     with the                    Guaranteed
                                                Benefit        Earnings                      Annual
                                              ("Greater of"   enhancement   GWBL Benefit   Withdrawal
                 Account Value  Cash Value      GMDB II)        benefit         Base         Amount
        Contract ------------- ------------- -------------- -------------- -------------- ------------
  Age     Year    0%     6%     0%     6%     0%      6%     0%      6%     0%      6%     0%     6%
------ --------- ---- -------- ---- -------- ---- --------- ---- --------- ---- --------- ---- -------
  80      21      0   88,955    0   88,955    0   265,330    0   331,462    0   265,330    0   13,266
  84      25      0   77,418    0   77,418    0   265,330    0   331,462    0   265,330    0   13,266
  89      30      0   61,041    0   61,041    0   265,330    0   331,462    0   265,330    0   13,266
  94      35      0   42,155    0   42,155    0   265,330    0   331,462    0   265,330    0   13,266
  95      36      0   38,024    0   38,024    0   265,330    0   331,462    0   265,330    0   13,266

The hypothetical investment results are illustrative only and should not be deemed a representation of past or future investment results. Actual investment results may be more or less than those shown and will depend on a number of factors, including investment allocations made by the owner. The account value, cash value and guaranteed benefits for a contract would be different from the ones shown if the actual gross rate of investment return averaged 0% or 6% over a period of years, but also fluctuated above or below the average for individual contract years. We can make no representation that these hypothetical investment results can be achieved for any one year or continued over any period of time. In fact, for any given period of time, the investment results could be negative.

10. The second and third paragraphs under "Roll-Up benefit base reset" under "Guaranteed minimum death benefit and Guaranteed minimum income benefit base" in "Contract features and benefits" are deleted in their entirety and replaced with the following:

If you elect GMIB I -- Asset Allocation with or without the "Greater of" GMDB I enhanced death benefit, you are eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary starting with your first contract date anniversary and ending with the contract date anniversary following your 80th birthday.

If you elect GMIB II -- Custom Selection with or without the "Greater of" GMDB II enhanced death benefit, you are eligible to reset the Roll-Up benefit base for these guaranteed benefits to equal the account value on any contract date anniversary starting with your first contract date anniversary and ending with the contract date anniversary following your 80th birthday.


11. The first sentence of the second paragraph under "`Greater of" GMDB I -- Greater of 4% Roll-Up to age 80 or Annual Ratchet to age 80' in "Charges and expenses" is deleted in its entirety and replaced with the following:

If you opt to reset your Roll-Up benefit base on the 1st or later contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 0.95%.


12. The third sentence under "`Greater of" GMDB II -- Greater of 4% Roll-Up to age 80 or Annual Ratchet to age 80' in "Charges and expenses" is deleted in its entirety and replaced with the following:

If you opt to reset your Roll-Up benefit base on the 1st or later contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.15%.


13. The first sentence of the second paragraph under "Guaranteed minimum income benefit charge" in "Charges and expenses" is deleted in its entirety and replaced with the following:

If you opt to reset your Roll-Up benefit base on the 1st or later contract date anniversary, we reserve the right to increase the charge for this benefit up to a maximum of 1.10% for the Guaranteed minimum income benefit I -- Asset Allocation and 1.30% for the Guaranteed minimum income benefit II -- Custom Selection.






Accumulator(R) is issued by and is a registered service mark and Accumulator(R)
                          Elite(SM) is issued by and
  is a service mark of AXA Equitable Life Insurance Company (AXA Equitable). Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC, 1290
                            Avenue of the Americas,
                              New York, NY 10104.

   Copyright 2009 AXA Equitable Life Insurance Company. All rights reserved.


                     AXA Equitable Life Insurance Company
                          1290 Avenue of the Americas
                              New York, NY 10104
                                  212-554-1234

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